Focused Dividend Strategy Portfolio
Focused Dividend Strategy Portfolio

SUNAMERICA SERIES, INC.

Focused Dividend Strategy Portfolio

(the “Portfolio”)

Supplement dated June 5, 2013

to the Prospectus dated February 28, 2013

as amended and supplemented to date

On June 4, 2013, the Board of Directors of SunAmerica Series, Inc. (the “Corporation”) approved an amendment to the Investment Advisory and Management Agreement between the Corporation, on behalf of the Portfolio, and SunAmerica Asset Management Corp. (the “Management Agreement”) to increase the advisory fee rate payable by the Portfolio to SunAmerica from an annual rate of 0.35% of the average daily net assets of the Portfolio to an annual rate of 0.60% on the first $1.5 billion of average daily net assets of the Portfolio, 0.50% on the next $1.5 billion of average daily net assets of the Portfolio and 0.40% of the average daily net assets of the Portfolio in excess of $3.0 billion. The amendment to the Management Agreement is subject to approval by the Portfolio’s shareholders.

On or about September 27, 2013, the Corporation expects to convene a special meeting of the Portfolio’s shareholders to consider the proposal to approve the amendment to the Management Agreement to increase the advisory fee rate payable by the Portfolio to SunAmerica. Shareholders of record on the record date, entitled to notice of and to vote at the special meeting, will receive proxy materials describing the proposal in greater detail.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE